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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 3
                                       TO
                          MERGER AND PURCHASE AGREEMENT

         THIS AMENDMENT NO. 3 TO MERGER AND PURCHASE AGREEMENT (the "Third Amendment") is made as of the 30th day of March, 1999, among Union Pacific Resources Company, a Delaware corporation, Union Pacific Fuels, Inc., a Delaware corporation and a wholly-owned subsidiary of Seller, Duke Energy Field Services, Inc., a Colorado corporation, and DEFS Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Buyer.

         WHEREAS, the parties hereto heretofore entered into a Merger and Purchase Agreement, dated November 20, 1999, which was previously amended by the First Amendment dated as of February 1, 1999 and the Second Amendment dated as of March 5, 1999 (collectively, the "Amended Agreement") (capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Amended Agreement);

         WHEREAS, the parties hereto desire to further amend the Amended Agreement, as described below, by entering into this Third Amendment;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         1. Exhibit B (Restructuring Activities) and Schedule 3.04(c) (Capitalization) to the Amended Agreement are hereby amended and restated in their entirety as attached hereto and new Schedules 3.01 (Qualification Exception) and 3.04A (Assets of Certain Entities Prior to Restructuring Mergers) are added as attached hereto.

         2. New Schedule 3.01 (Qualification Exceptions) is hereby added to the Amended Agreement as attached hereto.

         3. Section 1.01 (Definitions) of the Amended Agreement is hereby amended in accordance with the following:

         (a) The following new definition is hereby added:

                  "HOLDCO" means Fuels Holding Company, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of Seller formed pursuant to those Restructuring Activities contemplated by Section F of Exhibit B.


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         (b) The definition of the term "Subsidiary" is hereby amended and restated in it its entirety as follows:

                  "SUBSIDIARY" means, with respect of HoldCo or the Company, as the case may be, any entity of which the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by HoldCo or the Company, as the case may be.

         4. Section 2.01 (Merger) of the Amended Agreement is hereby amended and restated as follows:

                  SECTION 2.01. MERGER. Subject to the terms and conditions hereof and in accordance with Delaware General Corporation Law (the "DGCL"), at the Effective Time (as hereinafter defined),

                  (a) Merger Sub, which was formed solely for purposes of effecting the Merger, shall be merged with and into HoldCo (the "MERGER") and the separate existence of Merger Sub shall cease;

                  (b) HoldCo, as the surviving corporation (also referred to herein as the "SURVIVING CORPORATION"), shall: (i) be a wholly-owned subsidiary of Buyer, (ii) continue its corporate existence under the laws of the State of Delaware, and (iii) succeed to all rights, assets, liabilities and obligations of Merger Sub and HoldCo in accordance with the DGCL;

                  (c) the Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, as amended pursuant to a certificate of merger filed with respect to the Merger (the "CERTIFICATE OF MERGER"), shall continue as the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the DGCL;

                  (d) the By-laws of the Surviving Corporation shall be the By-laws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with their terms and the Certificate of Incorporation of the Surviving Corporation and as provided by the DGCL;

                  (e) Any Shares which are held in HoldCo's treasury immediately prior to the Effective Time shall be canceled;



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                  (f) Each share of Merger Sub Stock which is outstanding
         immediately prior to the Effective Time shall be converted at the Effective Time into one share of Common Stock of the Surviving Corporation; and

                  (g) Each Share which is outstanding immediately prior to the Effective Time will be converted into, and become a right to receive, at the Effective Time, the amount determined by dividing the Merger Price by the number of Shares outstanding immediately before the Effective Time.

         5. Section 2.03(c) of the Amended Agreement is hereby amended and restated as follows:

                  (c) The parties hereto shall cause the Merger to be consummated by filing the Certificate of Merger with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with the relevant provisions of, Delaware Law, and the Certificate of Merger shall provide for an effective time of the Merger of 11:59 p.m., central time on March 31, 1999 (such time being referred to herein as the "EFFECTIVE TIME").

         6. Part A of ARTICLE 3 (Representations and Warranties of Seller) of the Amended Agreement is hereby amended in accordance with the following:

         (a) Section 3.01 (Corporate Existence and Power of the Company) of the Amended Agreement is hereby amended and restated as follows:

                  SECTION 3.01 EXISTENCE AND POWER OF HOLDCO AND THE COMPANY.
         (a) Each of the Company and its Subsidiaries is duly incorporated (or otherwise organized or formed, in the case of non-corporate Subsidiaries or the Company following the Company Restructuring Merger), validly existing and in good standing under the laws of the state of its incorporation (or organization or formation, in the case of non-corporate Subsidiaries or the Company following the Company Restructuring Merger), and has all corporate (or partnership or company, in the case of non-corporate Subsidiaries or the Company following the Company Restructuring Merger) powers required to carry on its business as now conducted. Except as set forth on Schedule 3.01 hereto, the Company and each Subsidiary is duly qualified to do business in each jurisdiction where such qualification is necessary to the business of the Company or such Subsidiary. Seller has heretofore delivered to Buyer true and complete copies of the charter and bylaws (or comparable organizational documents with respect to non-corporate entities) of the Company and each of its Subsidiaries as currently in effect.

                  (b) By the Closing, HoldCo will have been duly incorporated and will be validly existing and in good standing under the laws of the state of its incorporation, and will have all corporate powers required to carry on its business as then being conducted.


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         (b) Section 3.04 (Capitalization) of the Amended Agreement is hereby amended and restated as follows:

         SECTION 3.04 CAPITALIZATION. (a) The authorized capital stock of HoldCo consists of 1,000 shares of Common Stock (the "SHARES"). At the Closing, no capital stock of HoldCo other than the Shares will be outstanding. The Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) Except for the Shares, at the Closing there will be outstanding no (i) shares of capital stock or other voting securities of HoldCo, (ii) securities of HoldCo convertible into or exchangeable for shares of capital stock or voting securities of HoldCo or (iii) options or other rights to acquire from HoldCo, and there is no obligation of HoldCo to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities (the items in clauses (i), (ii) and (iii) being referred to collectively as the "HOLDCO SECURITIES")

                  (c) Schedule 3.04(c) sets forth a list of all of the Subsidiaries of HoldCo (including the Company and its Subsidiaries) upon completion of the Restructuring Activities. Except as set forth on
         Schedule 3.04(c), all of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary of HoldCo, have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by HoldCo, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (other than those created by this Agreement and restrictions on sales of stock under applicable securities laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests. There are no outstanding (i) securities of HoldCo or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any such Subsidiary or (ii) options or other rights to acquire from HoldCo or any of its Subsidiaries, or other obligation of HoldCo or any of its Subsidiaries to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any Subsidiary of HoldCo (the items in clauses (i) and (ii) being referred to collectively as the "SUBSIDIARY SECURITIES"). There are no outstanding obligations of HoldCo or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding HoldCo Securities or Subsidiary Securities.

         (c) The following new Section 3.04A (Assets of Certain New Entities) is hereby added:

         SECTION 3.04A ASSETS OF CERTAIN NEW ENTITIES. The entities identified on Schedule 3.04A will have been created solely for purposes of effecting the Restructuring Mergers, and in the case of HoldCo, the Merger, and as such, as of immediately before the Restructuring Mergers, will not (i) have engaged in any business operations, (ii) have



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         incurred any liabilities of any kind, or (iii) own any assets (other than those identified on Schedule 3.04A hereto).

         7. The following sentence shall be added to Section 12.02(a) of the Amended Agreement:

         The Material Adverse Effect qualification otherwise applicable in respect of the representation and warranty of Seller contained in clause (iii) of Section 3.03 and the limitations on indemnity claims set forth in Section 12.03(b)(ii), shall not apply if (A) there is a breach of such representation and warranty, which results from the merger of the Company with and into Union Pacific Fuels, L.P., as contemplated by Section F of Exhibit B hereto, and (B) no such breach would have resulted if the Company, rather than Union Pacific Fuels, L.P., was the surviving entity in such merger.

         8. The Parties acknowledge that pursuant to those Restructuring Activities contemplated by Section F of Exhibit B hereto, prior to the Closing:
(i) the Company will be merged (such merger being referred to as the "COMPANY RESTRUCTURING MERGER") with and into a Union Pacific Fuels, L.P., a Delaware limited partnership of which HoldCo will be the 99.5% limited partner and Fuels Holding Company Operating LLC, a Delaware limited liability company (of which HoldCo will be the sole member), will be the 0.5% general partner, and (ii) each of Fuels Acquisition Company, Peach Ridge Pipeline, Inc. and Panola Pipe Line, Inc. (collectively, the "CONVERTED SUBSIDIARIES"), respectively, will be merged with and into Fuels Acquisition Company, L.P., Peach Ridge Pipeline, L.P., and Panola Pipe Line, L.P., respectively, which are all Delaware limited partnerships, the partnership interests of which will at Closing be held by Subsidiaries of HoldCo (the mergers involving the Converted Subsidiaries are referred to herein, together with the Company Restructuring Merger, as the "RESTRUCTURING MERGERS"). In light of the foregoing, any representation, covenant or other provision in the Amended Agreement (other than those specifically amended and restated pursuant to Section 5 above) containing a reference to "the Company" shall be deemed appropriately modified so that following the completion of such Restructuring Activities such reference shall relate to the Delaware limited partnership survivor of the Company Restructuring Merger.

         9. This Third Amendment is executed, and shall be considered, as an amendment to the Amended Agreement and shall form a part thereof, and the provisions of the Amended Agreement, as amended by this Third Amendment, are hereby ratified and confirmed in all respects.

         10. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This Third Amendment shall become binding only when each party hereto has executed and delivered to the other parties one or more counterparts.

                           [intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment or have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                         UNION PACIFIC RESOURCES COMPANY



                         By:  /s/ JOSEPH A. LASALA
                            ----------------------------------------------------
                            Name:  Joseph A. LaSala
                            Title: Vice President, General Counsel
                                   and Corporate Secretary



                         UNION PACIFIC FUELS, INC.



                         By:  /s/ KERRY R. BRITTAIN
                            ----------------------------------------------------
                            Name:  Kerry R. Brittain
                            Title: Vice President




                         DUKE ENERGY FIELD SERVICES, INC.


                         By:  /s/ DAVID D. FREDERICK
                            ----------------------------------------------------
                            Name:  David D. Frederick
                            Title: Senior Vice President



                         DEFS MERGER SUB CORP.


                         By:  /s/ DAVID D. FREDERICK
                            ----------------------------------------------------
                            Name:  David D. Frederick
                            Title: Senior Vice President


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